Exhibit 10.2

CELCUITY INC.

AMENDED AND RESTATED

2017 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (“Option Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the person named below (the “Optionee”). The Option granted hereby is granted under the Celcuity Inc. Amended and Restated 2017 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, terms used in this Option Agreement that are defined in the Plan will have the meanings given to them in the Plan as it currently exists or as it is amended in the future.

1. Grant of Option. The Company hereby grants to the Optionee an option (the “Option”) to purchase the number of shares of Common Stock of the Company (the “Shares”) set forth below, at the exercise price per Share set forth below (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan will prevail.

Grant Number:	SO-______________

Optionee:	______________________________________

Grant Date:	________________

Total Number of Shares of Stock Subject to the Option at Target (the “Target Options”):	______________ Shares

Maximum Number of Shares of Stock Subject to the Option:	______________ Shares

Total Exercise Price of Target Options:	$______________

Type of Option (check one):	____ Incentive Stock Option ____ Non-Statutory Stock Option

Term/Expiration Date:	________________

Earlier Expiration:	See Section 6.

2. Vesting Schedule.

(a) Performance-Based Vesting. The percent of Options covered by this Option award which may vest pursuant to the Service Requirement below will be determined based on fiscal year [___] performance in a range of [__]% to a maximum of [__]% of Target Options as follow:

Weighting of Performance Metric	Performance Metric	[__]% Performance	[__]% Performance	[__]% Performance	[__]% Performance

The number of Options to be subject to the Service Requirement will be calculated on a straight-line basis on the achievement according to the metrics above, with interpolation between the applicable amounts. No fractional Shares shall be issuable in respect of an exercise of the Option, and the number of Shares to be issued shall be rounded up or down to the nearest whole Share. No Options will vest, and all Options granted under this Award will be forfeited, if [__]% Performance is not met. The maximum number of Options which may be vested under this Award is [__]% of the Target Options set forth in this Award.

The number of Options to be subject to the Service Requirement will be determined and certified by the Committee in [__], but no later than [___] (such date of certification being the “Vesting Date”), by multiplying the number of Target Options granted by the total percentage determined according the performance metrics.

(b) Service Requirement. This Option will vest and become exercisable on the Vesting Date; provided, however, that if the Optionee ceases to be employed by the Company or to provide services to the Company as a director, consultant or independent contractor before this Option has become exercisable with respect to all of the Shares, no additional Shares will vest after the termination of such services. This Option may be exercised, in whole or in part, at any time or from time to time after it vests and until this Option expires pursuant Section 6 of this Option Agreement.

(c) Treatment Upon a Change in Control. In the event of a Change in Control of the Company, the Committee administering the Plan may take any of the actions described in Section 14 of the Plan with respect to this Option.

3. Type of Option. If designated above as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) or otherwise fails to satisfy the requirements of Code Section 422, it will be treated as a Non-Statutory Stock Option (“NSO”).

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4. Exercise of Option.

(a) Right to Exercise. This Option will be exercisable during its term in accordance with the vesting schedule set forth in Section 2 of this Option Agreement and with the applicable provisions of the Plan and this Option Agreement. This Option may not be exercised for a fraction of a share. No portion of the Option which has not become vested and exercisable at the date of the Optionee’s termination of service to the Company will thereafter become vested and exercisable, except as may be set forth in a written agreement between the Company and the Optionee.

(b) Duration of Exercisability. Each Option which becomes vested and exercisable pursuant to Section 2 of this Option Agreement will remain vested and exercisable until this Option expires pursuant Section 6 of this Option Agreement.

(c) Method of Exercise. This Option will be exercisable by delivering to the Company’s Chief Financial Officer, or to such other party as may be designated by such officer, a written notice of exercise in the form approved by the Company (the “Exercise Notice”), stating the election to exercise the Option and the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and containing such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Optionee will also be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Option. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and arrangement for the adequate provision for the withholding taxes relating to the exercise.

(d) Issuance of Shares. No Shares will be issued pursuant to the exercise of the Option unless such issuance and exercise complies with applicable laws. Assuming such compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Exercised Shares.

(e) Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

(f) Investment Representations. Unless the Shares have been registered under the Securities Act, at the time this Option is exercised, the Exercise Notice delivered to the Company by the Optionee will, if required by the Company, contain investment representations approved by the Company.

5. Method of Payment. The aggregate Exercise Price shall be payable in cash (including a personal check or certified or bank cashier’s check, payable to the order of the Company) or in such other manner as may be approved by the Board or Committee.

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6. Expiration of Option. This Option will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(a) Expiration of Term of Option. The Term/Expiration Date set forth in Section 1 of this Option Agreement;

(b) Termination of Service without Cause. The expiration of three months from the date of the Optionee’s voluntary or involuntary termination of service to the Company, unless the Optionee’s service is terminated for Cause or such termination occurs by reasons of the Optionee’s death or Disability;

(c) Cause. The date of the Optionee’s termination of service if the Optionee’s service is terminated for Cause, or the date of written notice from the Company to the Optionee of a material breach of any confidentiality or non-compete agreement entered into with the Company, if the Optionee commits such a material breach either during or after the Optionee’s period of service to the Company;

(d) Death or Disability. The expiration of one year from the date of the Optionee’s death, either during or after the Optionee’s period of service to the Company, or of termination of the Optionee’s service by reason of the Optionee’s Disability; or

(e) Cancellation upon Change in Control. The cancellation of this Option by action of the Committee pursuant to Section 14 of the Plan, in connection with a Change in Control of the Company.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee, unless this Option is a non-statutory stock option and such transfer is otherwise approved by the Committee in its sole discretion. The terms of the Plan and this Option Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Tax Obligations.

(a) Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to the Optionee herein is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee must immediately notify the Company in writing of such disposition. The Optionee acknowledges and agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

9. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE OPTIONEE’S RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE OPTIONEE’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Optionee on that subject, with the exception of any other options previously granted and delivered to the Optionee under the Plan or any similar plan maintained by the Company or its Affiliates. This Option Agreement may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Minnesota.

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[Signature page follows]

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Signature page to Stock Option Agreement

By the Optionee’s signature and the signature of the Company’s representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Option Agreement.

The Optionee further agrees to notify the Company of any change in the Optionee’s residence address indicated below.

OPTIONEE:	CELCUITY INC.

By:
(Signature)	Title:

(Print Name)		(Print Name)

Address:		Address:
Celcuity Inc.
16305 36th Avenue N., Suite 450
Minneapolis, MN 55446

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